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                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Enterprise Financial Services Corp (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Frank H. Sanfilippo, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as enacted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Frank H. Sanfilippo

Frank H. Sanfilippo
Chief Financial Officer
August 23, 2002

The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

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               [Letterhead of Enterprise Financial Services Corp]



                                 August 23, 2002



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

         Re:  Enterprise Financial Services Corp ("Registrant")

Ladies and Gentlemen:

         On behalf of the above named Registrant, in connection with the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, we hereby submit the certifications required by 18 U.S.C. (S) 1350, as enacted by Section 906 of the Sarbanes-Oxley Act of 2002.

                                                     Very truly yours,

                                                     /s/ Frank H. Sanfilippo
                                                     ---------------------------
                                                     Frank H. Sanfilippo
                                                     Chief Financial Officer